Exhibit 99.1

Avalara Announces New Executive Team Members

February 25, 2019 04:30 PM Eastern Standard Time

SEATTLE—(BUSINESS WIRE)—Avalara, Inc. (NYSE: AVLR), a leading provider of cloud-based tax compliance automation for businesses of all sizes, today announced the appointment of Amit Mathradas as president and chief operating officer (COO), Sanjay Parthasarathy as chief product officer (CPO), and Ross Tennenbaum as executive vice president of strategic initiatives. Based out of the company’s Seattle headquarters, the three newly created positions will join Avalara’s executive team and more than 1,600 team members worldwide.

“We are thrilled to bring new incredible leaders onto the Avalara team,” said Scott McFarlane, co-founder and CEO of Avalara. “Our business has ambitious, exciting goals to pursue and achieving them will require immense skill and collaborative leadership, and with the addition of Amit, Sanjay, and Ross to our current accomplished team we are now even better positioned for the future.”

Amit Mathradas, president and COO, will oversee the end-to-end customer experience for businesses seeking tax compliance support, including business development, sales, marketing, customer success, global compliance, and professional services. Prior to joining Avalara, Mathradas served as general manager and head of North American Small Business at digital payments company PayPal, where he led the company’s small business segment, managing teams responsible for acquisition, activation, cross-sell, and retention for millions of merchants. His experience also includes working as senior vice president and general manager of Web.com, focusing on end-to-end management of digital SaaS tools for small businesses, and serving 14 years at Dell in a variety of roles, eventually as general manager for the organization’s small business division.

“One of the many things drawing me to Avalara is the magnitude of the team’s vision — to be part of every transaction in the world. The most exciting days for Avalara are ahead and I am honored to be a part of that journey,” said Mathradas. “I look forward to joining Avalara as we continue to pursue our vision and commitment to customers, partners, employees, and investors.”

Sanjay Parthasarathy, CPO, joined Avalara from Indix, an artificial intelligence-based product information platform, after an acquisition in February 2019. As chief product officer, Parthasarathy is charged with unifying global product management, enhancing the in-product customer experience, and driving the long-term global product roadmap. Before founding Indix, Parthasarathy was a senior executive and leader at Microsoft for nearly 20 years. As corporate vice president, he expanded Microsoft’s developer and platform group to more than 1,500 employees worldwide and grew the developer tools business to $1 billion worldwide. Parthasarathy also helped launch the .NET platform, and as regional director of Microsoft South Asia, he was instrumental in Microsoft’s early investment and expansion into India.

“Now, more than ever, Avalara’s mission to simplify compliance is essential,” said Parthasarathy. “I am excited about the opportunity to help Avalara deliver on its ambitious vision through the technologies, product, and people that enable our customers and partners.”

Ross Tennenbaum is now executive vice president of strategic initiatives, which encompasses products from various investments and acquisitions, and is at the heart of many of Avalara’s primary growth initiatives. He joins the company from Goldman Sachs, where he served as a managing director in its technology investment banking division. Tennenbaum’s experience was built over a 10-year investment banking career at Goldman Sachs and Credit Suisse, and nearly seven years in leadership roles at VIACK Corporation, a web collaboration software company.

In his role as an investment banker, Tennenbaum gained a unique perspective and knowledge of Avalara by advising management on various strategic and corporate finance transactions, including leading Avalara’s IPO in 2018. “Through more than five years working with Avalara, I have grown to admire its leadership team, large market opportunity, and competitive leadership position,” said Tennenbaum. “I am thrilled to join Avalara’s exceptional team to help achieve our long-term vision.”

Businesses around the world are racing to seize the opportunity that ecommerce offers — a global marketplace — only to be met with mounting governmental and logistical challenges. This represents a significant opportunity for Avalara to help businesses navigate unrelenting change in a similar fashion to what it accomplished in the U.S. As a result, the company has appointed long-time executive Pascal Van Dooren to the role of executive vice president, international. Van Dooren’s extensive experience in international business is well-suited to building Avalara’s existing presence in North and South America, Europe, and Asia, and ultimately to offering a consistent Avalara solution across all regions.

Additionally, Marshal Kushniruk will move to the role of executive vice president of corporate development, focusing on helping Avalara provide the right solutions and content for any new industry, product, or region its customers or partners may require. Kushniruk is a founding employee of Avalara and has been instrumental in its growth in business development, product, and M&A.

Avalara also announced the hiring of Steve Lomax as managing director of EMEA; he will be based in Avalara’s Brighton office. Avalara continues to invest in its team, its technology, and its expertise, including this year’s acquisitions of assets from Compli, a beverage alcohol compliance business, and Indix, a leading artificial intelligence platform.

About Avalara

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, excise, communications, and other indirect tax types. Headquartered in Seattle, Avalara has offices across the U.S. and around the world in the U.K., Belgium, Brazil, and India. More information at avalara.com.

Forward-Looking Statements

This press release contains forward-looking statements including statements related to our strategy, prospects, plans, and objectives. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to sustain our revenue growth rate, to achieve or maintain profitability, and to effectively manage our anticipated growth; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; the timing of our introduction of new solutions or updates to existing solutions; our ability to successfully diversify our solutions by developing or introducing new solutions or acquiring and integrating additional businesses, products, services, or content; our ability to maintain and expand our strategic relationships with third parties; our ability to deliver our solutions to customers without disruption or delay; our exposure to liability from errors, delays, fraud, or system failures, which may not be covered by insurance; our ability to expand our international reach; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our quarterly report on Form 10-Q, which was filed with the Securities and Exchange Commission on November 8, 2018. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Contacts

Media

Jesse Hamlin

Avalara

media@avalara.com

518-281-0631

Investor

Kevin Faulkner

ICR, LLC

investor@avalara.com

206-641-2425